SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 ______________

                                   FORM 8-K/A

              Current Report Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 15, 2002


                            INTERLOCK SERVICES, INC.
                d/b/a New York International Commerce Group, Inc.

               (Exact Name of Registrant as Specified in Charter)


     Nevada                        000-27983                  77-0448262
     ------                        ---------                  ----------
(State or Other Jurisdiction       (Commission               (IRS Employer
of Incorporation)                  File No.)                 Identification No.)



      77 Airpark Drive, Ronkonkoma, New York                         11779
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)


               Registrant's telephone number, including area code:

                                  877-897-8891

                                 2dobiz.com Inc.

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.    CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 15, 2002, New York International Commerce Group, Inc. ("NYIC Group") dismissed Cuthill & Eddy LLP (the "Prior Accountants"), which had previously served as independent accountant for NYIC Group (formerly, 2dobiz.com Inc.). Except for being qualified to contain a going concern opinion, the report on the consolidated statements of NYIC Group as of and for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and was not otherwise modified as to uncertainty, audit scope, or accounting principles. The change in independent accountants was recommended by NYIC Group's Chief Financial Officer and approved by the Board of Directors of NYIC Group. In connection with its audit for the fiscal year ended December 31, 2001, up to and including March 15, 2002, there were no disagreements with the Prior Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the Prior Accountants, would have caused the Prior Accountants to make reference to such disagreements in their report on the consolidated financial statements for such periods.

     At the request of NYIC Group, the Prior Accountants have furnished it with a letter addressed to the Commission stating their agreement with the above statements, as amended by this Form 8-K/A. A copy of this letter is filed as
Exhibit 16.1 hereto.

     On March 19, 2002, NYIC Group engaged Holtz Rubenstein as its new independent accountants. The engagement of Holtz Rubenstein was recommended by the Chief Financial Officer of NYIC Group and approved by the Board of Directors. During the fiscal year ended December 31, 2001 and the interim period ended March 31, 2002, (i) NYIC Group has not consulted with Holtz Rubenstein regarding either the application of accounting principles to a specified transaction, either completed or contemplated; or the type of audit opinion that might be rendered on NYIC Group's financial statements, and (ii) Holtz Rubenstein has provided neither a written report nor oral advice that was an important factor to NYIC Group in reaching a decision as to any accounting, auditing or financial reporting issue.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          16.1 Letter dated April 2, 2002, from Cuthill & Eddy LLP to the Securities and Exchange Commission.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  April 2, 2002                          New York International Commerce
                                               Group, Inc.


                                               By:  /s/ Joseph W. McDonnell
                                                    ----------------------------
                                                    Joseph W. McDonnell,
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.        Description
-----------        -----------

       16.1 Letter dated April 2, 2002 from Cuthill & Eddy LLP to the Securities and Exchange Commission.









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